UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: October 29, 2007

 (DATE OF EARLIEST EVENT REPORTED: October 29, 2007)

ENBRIDGE ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

DELAWARE	1-10934	39-1715850
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer Identification No.)

1100 Louisiana, Suite 3300, Houston, TX 77002
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (713) 821-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 29, 2007, Enbridge Energy Partners, L.P. (the “Partnership”) issued a press release announcing the election of Dan Westbrook to the boards of directors of its general partner, Enbridge Energy Company, Inc., and its management company, Enbridge Energy Management, L.L.C. (NYSE:EEQ). The election is effective immediately and fills a vacancy created earlier this year with the retirement of Ernest C. Hambrook. Mr. Westbrook has been named to the Audit, Finance & Risk Committee of the boards of directors.

Item 9.01.	Financial Statements and Exhibits

(d)         Exhibits

Reference is made to the “Index of Exhibits” following the signature page, which is hereby incorporated into this Item.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENBRIDGE ENERGY PARTNERS, L.P.
(Registrant)

By: Enbridge Energy Management, L.L.C.
as delegate of Enbridge Energy Company, Inc., its General Partner

Date: October 29, 2007	By:	/s/ Stephen Neyland
Stephen Neyland
Controller
(Duly Authorized Officer)

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Index of Exhibits

Exhibit No.	Description

99.1	News release of Enbridge Energy Partners, L.P., dated October 29, 2007 announcing the election of Dan Westbrook to affiliate boards of directors.